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                                                                    Exhibit 4.13

                           CELLNET DATA SYSTEMS, INC.
                                      AND
                        THE BANK OF NEW YORK, AS TRUSTEE

                             ---------------------

                          THIRD SUPPLEMENTAL INDENTURE

                          DATED AS OF AUGUST 28, 1997

                                       TO

                                   INDENTURE

                           DATED AS OF JUNE 15, 1995

                            ------------------------

                                  RELATING TO
                                NOTES ISSUED BY
                           CELLNET DATA SYSTEMS, INC.
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    THIRD SUPPLEMENTAL INDENTURE  (this "Third Supplemental Indenture"), dated as of August 28, 1997, between CellNet Data Systems, Inc., a Delaware corporation (the "Company"), and The Bank of New York, a New York banking corporation (the "Trustee").

                                   RECITALS:

    WHEREAS, the Company has duly issued its Series B 13% Senior Discount Notes Due 2005 in the aggregate principal amount at maturity of $325,000,000 pursuant to an Indenture, dated as of June 15, 1995, between the Company and the Trustee and a First Supplemental Indenture dated as of November 21, 1995 between Company and the Trustee (such Indenture, as modified by such First Supplemental Indenture, and as further modified by a Second Supplemental Indenture dated as of August 30, 1996, the "Indenture"); and

    WHEREAS, the Company desires to issue additional notes pursuant to the Indenture from time to time;

    WHEREAS, Section 9.02 of the Indenture provides that the Company and the Trustee may, with the written consent of the holders of not less than a majority in aggregate principal amount of the outstanding Notes (the "Majority Holders"), enter into supplemental indentures to amend the provisions of the Indenture (with certain exceptions not relevant to the amendments contemplated hereby); and

    WHEREAS, the Company has obtained the written consents of the Majority Holders;

    WHEREAS, in accordance with Section 10.04 of the Indenture, the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that the Third Supplemental Indenture complies with the applicable provisions of the Indenture; and

    WHEREAS, all acts and proceedings required by law and under the Indenture to constitute this Third Supplemental Indenture, a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken, and the execution and delivery of this Third Supplemental Indenture have been in all respects duly authorized by the Company;

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee hereby agree as follows:

    1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture, and the Rules of Construction set forth in the Indenture shall likewise govern this Third Supplemental Indenture.

    2.  GENERAL AMENDMENTS.

    (a) The Indenture is hereby generally amended by deleting each and every reference to the date "June 15, 2000" contained therein and substituting in each such place the phrase "the Full Accretion Date applicable to the relevant Note(s)."

    (b) The Indenture is hereby further amended by substituting the phrase "Notes of the same class" for the phrase "Notes" each and every time such phrase appears in each of the following provisions: Section 1.01, definitions of "Redemption Date" and "Redemption Price"; Sections 6.02 (Acceleration), 6.04 (Waiver of Past Defaults), 6.05 (Control By Majority), 6.06 (Limitation on Suits), 6.08 (Collection Suit by Trustee), 6.11 (Undertaking for Costs), 8.01 (Termination of Company's Obligations), 8.02 (Application of Trust Money), 9.02(i) and (v) (With Consent of Holders), and 9.04 (Revocation and Effect of Consents).

    (c) The Indenture is hereby further amended by substituting the date "June 15, 1995" for the phrase "the Issue Date" each and every time such phrase appears in each of the following sections:

        (i) Section 1.01: definition of "Common Stock"; definition of "Consolidated Net Income", clause (g); definition of "GAAP"; definition of "Net Equity Proceeds", proviso clause (A); definition of "Permitted Indebtedness", clauses (iii) and (viii); definition of "Permitted Investments", proviso

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    clause (A) to clause (b) and clause (e); definition of "Permitted Liens", clauses (x), (xi) and (xviii); definition of "Sale and Leaseback Transaction" and definition of "Unrestricted Subsidiary";

        (ii) Section 4.08(c) (SEC Reports and other Information);

       (iii) Sections 4.10(a)(III), 4.10(a)(1), 4.10(a)(2), 4.10(a)(4),
    4.10(a)(5) and 4.10(c) (Limitation on Restricted Payments);

        (iv) Section 4.13(5) (Limitation on Dividend and Other Restrictions Affecting Restricted Subsidiaries);

        (v) Sections 4.14(b)(ii) and 4.14(c) (Limitation on Designation of Restricted and Unrestricted Subsidiaries);

        (vi) Section 4.16(a) (Limitation on Asset Sales) and

       (vii) Section 4.18 (Limitation on Liens).

    3. AMENDMENT TO PREFATORY TEXT. The prefatory text to the Indenture is hereby amended by deleting the second paragraph therefrom in its entirety, and substituting in place thereof the following new paragraph:

        The Company has duly authorized the issuance from time to time in accordance with the terms hereof of notes ("INITIAL NOTES") and, if the Initial Notes are Restricted Securities, notes to be issued in exchange for such Initial Notes pursuant to registration rights agreements ("EXCHANGE NOTES"), in such aggregate amounts, accreting in principal amount or bearing interest at such rates and maturing at such times as are fixed as hereinafter provided and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture. All Initial Notes issued on a single Issue Date, and Exchange Notes issued in exchange therefor, shall for all purposes be treated as a single class of securities. All things necessary to make this Indenture a valid and binding agreement of the Company have been done.

    4. AMENDMENTS TO SECTION 1.01. Section 1.01 of the Indenture is hereby amended as follows:

        (a) AMENDMENTS TO DEFINITION OF PERMITTED INDEBTEDNESS

    The definition of Permitted Indebtedness is hereby amended by:

        (i) inserting immediately after the date of "June 15, 1995" in the second line of clause (iii) thereof, the words "(it being understood that such Offering Memorandum may no longer accurately reflect existing Indebtedness on any Issue Date, other than June 15, 1995)";

        (ii) deleting the word "and" from the end of clause (xi) thereof; and

        (ii) inserting, immediately before the period at the end of clause (xii) thereof, a semicolon, and the following new clauses (xiii) and (xiv):

          (xiii) unsecured Indebtedness Incurred by the Company in connection with the issuance in the high yield market of a single class of Notes not exceeding $150,000,000 in aggregate principal amount or initial accreted value at any time outstanding (and not less than $75,000,000 in initial aggregate principal amount or initial accreted value); PROVIDED that the Indebtedness Incurred pursuant to this clause (xiii) shall rank pari passu with or subordinate to any Notes outstanding on the Issue Date and shall neither mature nor provide for any scheduled redemptions, installment payments of principal or sinking fund payments, prior to the Maturity Date of any Notes outstanding on the Issue Date thereof; and

           (xiv) at any time after the Issue Date of the Indebtedness described in clause (xiii) above, additional unsecured Indebtedness Incurred by the Company in connection with the issuance of Notes solely for the purpose of financing the development, manufacture, marketing, sale,

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       delivery, construction, integration, installation, deployment, maintenance, repair and improvement of the Company's wireless data communications systems not exceeding, in aggregate principal amount or initial accreted value, the cumulative aggregate Net Equity Proceeds received in cash by the Company after August 1, 1997, multiplied by two
       (2); PROVIDED that (A) Indebtedness Incurred pursuant to this clause
       (xiv) shall rank pari passu with or subordinate to any Notes outstanding on the Issue Date thereof and shall neither mature nor provide for any scheduled redemptions, installment payments of principal or sinking fund payments, prior to the Maturity Date of any Notes outstanding on the Issue Date and (B) Net Equity Proceeds used to provide a basis for the Incurrence of Indebtedness under this clause (xiv) may not be used to provide a basis for making Restricted Payments under Section 4.10(a)(2) hereof.

        (b) AMENDMENTS TO DEFINITION OF PERMITTED INVESTMENTS

    The definition of Permitted Investments is hereby amended by:

        (i) deleting the word "and" from the end of clause (l) thereof and

        (ii) inserting, immediately before the period at the end of clause (m) thereof, a semicolon, the word "and" and the following new clause(n):

            (n) Investments by the Company or its Restricted Subsidiaries in BCN, not to exceed $35,000,000 in the aggregate at any time outstanding, for all such Investments made pursuant to this clause (n); PROVIDED, that at the time any such Investment is made, an Investment of at least equivalent value has been or is being made by or on behalf of BEn.

        (c) RESTATEMENT OF CERTAIN DEFINITIONS

    The following definitions are respectively restated in their entirety to provide as follows:

        "ACCRETED VALUE" means, with respect to any Note issued with an original issue discount, as of any date of determination prior to its Full Accretion Date, the sum of (a) the Issue Price of such Note and (b) the portion of the excess of the principal amount of such Note over the Issue Price which shall have been accreted thereon through such date, such amount to be so accreted on a daily basis at the rate of accretion per annum specified in such Note, compounded semi-annually on each Interest Payment Date for such Note from its Issue Date through the date of determination.

        "INITIAL NOTES" has the meaning provided in the preamble to this Indenture.

        "INTEREST PAYMENT DATE" means, for any Note, a semiannual Interest Payment Date so designated in such Note.

        "ISSUE DATE" means with respect to any Initial Notes, the Issue Date so designated in such Notes.

        "MATURITY DATE" means, with respect to any Note, the Maturity Date so designated in such Note.

        "NOTES" means the Initial Notes and the Exchange Notes issued from time to time hereunder.

        "RECORD DATE" means, for the Notes of any class, a Record Date specified in such Notes; provided, however, that if any such date is a Legal Holiday, the Record Date shall be the first day immediately preceding such specified day that is not a Legal Holiday.

        "REGISTRATION RIGHTS AGREEMENT" means, with respect to any Initial Notes to be exchanged for Exchange Notes, the Registration Rights Agreement dated on or about the Issue Date of such Initial Notes and providing registration rights with respect to such Initial Notes.

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       INSERTION OF NEW DEFINITIONS

    The following new definitions are hereby inserted in the appropriate places respectively designated by alphabetical order:

        "BCN" means BCN Data Systems, L.L.C., a limited liability company organized under the laws of the State of Delaware, jointly owned and controlled by the Company and Bechtel Enterprises, Inc. ("BEn"), and established for the purpose of deploying the Company's wireless data communications systems in countries outside the United States. BCN includes all other Persons jointly owned and controlled, directly or indirectly, by the Company and BEn that are established or acquired and that are used for the purpose of deploying the Company's wireless data communications systems outside the United States.

        "CLASS" means a group of Initial Notes issued on a single Issue Date or specifically providing by their terms that they are to be treated as part of a single class, including all Exchange Notes issued in exchange therefor.

        "FORM OF SECURITY" means, with respect to Initial Notes, the form of security attached hereto as EXHIBIT A, and with respect to Exchange Notes, the form of security attached hereto as EXHIBIT B.

        "FULL ACCRETION DATE" means with respect to any Note issued with an original issue discount, the date designated as the Full Accretion Date in such Note, and with respect to any other Note, its Issue Date.

        "ISSUE PRICE" means, with respect to any Initial Note, the purchase price paid therefor on its Issue Date.

        "MAXIMUM ISSUANCE AMOUNT" means, with respect to Notes of any class, the amount, if any, designated in such Notes as the Maximum Issuance Amount for such class.

        (e) DELETIONS OF CERTAIN DEFINITIONS

    The Indenture is hereby amended by deleting from Section 1.01 thereof in their entirety the definitions of "Initial Purchaser", "Second Issuance" and "Second Issuance Issue Date".

    5. RESTATEMENT OF SECTIONS 2.01 AND 2.02. Sections 2.01 and 2.02 of the Indenture are hereby restated in their entirety to read as follows:

    SECTION 2.01  FORM AND DATING.

        The Initial Notes and the Trustee's certificate of authentication relating thereto shall each be substantially in the form of EXHIBIT A hereto, appropriately completed. The Exchange Notes and the Trustee's certificate of authentication relating thereto shall each be substantially in the form of EXHIBIT B hereto, appropriately completed. The Notes issued in accordance with the terms of this Indenture shall be made a part hereof, from and after the applicable Issue Date. The Notes may have notations, legends or endorsements required by law, stock exchange rule or depository rule or usage. The Company and the Trustee shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated its Issue Date and shall show the date of its authentication, the title of the class of which it is a part, its Maturity Date, its Full Accretion Date, its Interest Payment Dates, its rate of accretion, if applicable, prior to its Full Accretion Date, its rate of interest from and after its Full Accretion Date, its Issue Price, the Maximum Issuance Amount for its class and the terms and conditions on which such Note may be redeemed at the option of the Company.

        The terms and provisions contained in the Notes, substantially in the form of EXHIBIT A, in the case of Initial Notes, or EXHIBIT B, in the case of Exchange Notes, and in each case, appropriately completed, shall constitute, and are hereby expressly made a part of this Indenture and, to the extent

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    applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

        Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Notes in registered form, substantially in the form set forth in EXHIBIT A hereto (the "GLOBAL NOTE"), deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Section 2.15. The aggregate principal amount of the Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

        Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued in the respective form of permanent certificated Notes in registered form in substantially the form set forth in EXHIBIT A hereto (the "OFFSHORE PHYSICAL NOTES"). Notes offered and sold to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) shall be issued, and Notes offered and sold in reliance on Rule 144A may be issued, in the form of permanent certificated Notes in registered form, in substantially the form set forth in EXHIBIT A (the "U.S. PHYSICAL NOTES"). The Offshore Physical Notes and the U.S. Physical Notes are sometimes collectively herein referred to as the "PHYSICAL NOTES."

    SECTION 2.02 EXECUTION AND AUTHENTICATION; AGGREGATE PRINCIPAL AMOUNT; TERMS TO BE FIXED.

    (a) Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign and one officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Notes for the Company by manual or facsimile signature.

        If an Officer or Assistant Secretary whose signature is on a Note was an Officer or Assistant Secretary at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Note, the Note shall nevertheless be valid.

        A Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

    (b) Prior to each Issue Date, there shall be established in or pursuant to a Board Resolution and set forth, or determined in a manner provided, in an Officers' Certificate, the following terms of the Initial Notes of the class to be issued:

        (i) the title of the Initial Notes to be issued on such Issue Date (which shall distinguish such Notes from all other Notes);

        (ii) the Maximum Issuance Amount, if any, of Notes of the same class which may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to this Indenture or an applicable Registration Rights Agreement);

       (iii) the Maturity Date for such Notes, which shall not be prior to the Maturity Date of any class of then-outstanding Notes;

        (iv) the rate or rates, if any, at which such Notes shall accrete in principal amount, if applicable, and bear interest, or the method by which such rate or rates are determined, the date or dates, if any, from which such Notes shall cease to accrete in principal amount and interest shall begin to accrue and the Interest Payment Dates on which such interest shall be payable on any Notes;

        (v) the period or periods within which, the price or prices at which and the terms and conditions upon which such Notes may be redeemed in whole or in part, at the option of the Company;

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        (vi) if the amount of payments of principal of or any premium or interest on such Notes are to be determined with reference to an index, formula or other method, the manner in which such amounts shall be determined;.

       (vii) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Notes of such class shall be issuable;

      (viii) the terms and conditions, if any, upon which any Notes of such class may or shall be converted into other securities or property;

        (ix) if and as applicable, that the Notes of such class shall be issuable in whole or in part in the form of one or more Global Notes and, in such case, the depositary or depositaries for such Global Note or Global Notes, if other than the Depositary, and any circumstances other than those set forth in Sections 2.16 and 2.17 in which any such Global Note may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the depositary or depositaries designated for such Global Note or a nominee thereof and in which such transfer may be registered;

        (x) the Person who shall act as the Registrar, if other than the Trustee, and the Person who shall act as the Paying Agent, if other than the Trustee;

        (xi) if applicable, any Events of Default with respect to Notes of such class, to the extent that such Events of Default are in addition to the Events of Default herein contained; and

       (xii) any other terms of the class (which terms shall not be inconsistent with the provisions of this Indenture).

        The Officers' Certificate shall also certify that the Maximum Issuance Amount of Initial Notes does not exceed the maximum principal amount or initial accreted value of Indebtedness permitted to be Incurred by the Company under Section 4.12 hereof.

    All Notes of the same class issued on a single Issue Date shall be substantially identical except as to denomination.

    (c) Notes may be issued under this Indenture only if the aggregate initial Accreted Value or principal amount thereof, together with the initial Accreted Value or principal amount of all other Indebtedness of the Company then outstanding, does not exceed the aggregate initial Accreted Value or principal amount of Indebtedness the Company is permitted to Incur under the Indenture on the proposed Issue Date of such Notes. All Notes shall be issued in the form of a Form of Security, appropriately completed. The Trustee shall authenticate (i) Initial Notes for original issue in an aggregate principal amount at maturity not to exceed the Maximum Issuance Amount specified in such Initial Notes for the applicable class and (ii) Exchange Notes from time to time for issue only in exchange for a like principal amount at maturity of Initial Notes, in each case upon a written order of the Company. Such order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, whether the Notes are to be Initial Notes or Exchange Notes and whether the Notes are to be issued as Physical Notes or a Global Note or such other information as the Trustee may reasonably request. The aggregate principal amount at maturity of Notes or if applicable, the aggregate principal amount, of Notes of any class outstanding at any time, together with any Exchange Notes of the same class, may not exceed the Maximum Issuance Amount, if any, specified for such class, except as provided in Section 2.07.

    (d) A copy of an appropriate record of the Board Resolution authorizing the issue of Initial Notes on any Issue Date shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the such Notes.

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    (e) The Trustee may appoint an authenticating agent (the "AUTHENTICATING
AGENT") reasonably acceptable to the Company to authenticate Notes. Unless otherwise provided in the appointment, an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an Agent to deal with the Company or with any Affiliate of the Company.

    The Notes shall be issuable in fully registered form only, without coupons, in denominations of $1,000 and any integral multiple thereof except to the extent necessary to make interest payments on the Notes in additional Notes in accordance with Section 4.01 hereof.

    6. AMENDMENT TO SECTION 2.15. Section 2.15 of the Indenture is hereby amended by deleting therefrom the text "(with respect to any Note not issued pursuant to the Second Issuance) or the third anniversary of the Second Issuance Date (with respect to any Note issued pursuant to the Second Issuance)" and substituting in place thereof the text "of such Note".

    7. AMENDMENT TO SECTION 2.18. Section 2.18 of the Indenture is hereby amended by deleting therefrom the phrase "all as set forth in Section 4 of the" and substituting in place thereof the phrase ",if any, all as set forth in the applicable".

    8. RESTATEMENT OF SECTION 3.02. Section 3.02 of the Indenture is hereby restated in its entirety to read as follows:

    SECTION 3.02  SELECTION OF NOTES TO BE REDEEMED.

    If fewer than all of the Notes of any class are to be redeemed, the Trustee shall select the Notes of such class to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Notes of such class are listed or, if the Notes of such class are not listed on a national securities exchange, by lot or by such method as the Trustee shall deem fair and appropriate; PROVIDED, HOWEVER, that if the Notes of such class are redeemed pursuant to subparagraph (b) of Paragraph 6 thereof, the Notes of such class shall be redeemed solely on a PRO RATA basis. If the Notes of such class are listed on any national securities exchange, the Company shall notify the Trustee of the requirements of such exchange in respect of any redemption. The Trustee shall make the selection from the Notes of such class outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Notes of such class selected for redemption and, in the case of any Note of such class selected for partial redemption, the principal amount thereof to be redeemed. Notes in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

    9. ADDITION OF NEW SECTION 3.07. The Indenture is hereby further supplemented by the addition of the following new section 3.07 in the appropriate place designated by numerical order:

    SECTION 3.07 REDEMPTION OR REPURCHASE AT THE OPTION OF THE HOLDER OR FROM NET EQUITY PROCEEDS.

    Upon the occurrence of any event, as a result of which the Company is required by the terms and provisions hereof to redeem or offer to repurchase all or a portion of the Notes, if either (a) less than all of the Notes are required to be redeemed or repurchased, or (b) all of the Notes are required to be redeemed or repurchased, but the Company fails to deposit sufficient funds to effect the redemption or repurchase of all of the Notes in accordance with
Section 3.05, the Trustee shall allocate the amounts available for redemptions or repurchases among the classes of outstanding Notes on a pro rata basis, with the amount allocable to each such class determined by multiplying the amount available for redemption or repurchase by a fraction, the numerator of which is aggregate Accreted Value of the Notes of such class and the denominator of which is the aggregate Accreted Value of all outstanding Notes. The Trustee shall allocate such available amounts among Holders within any particular class in accordance with Section 3.02. In the

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event that the Company seeks to redeem or repurchase any Notes of the class issued pursuant to clause (xiii) of the definition of "Permitted Indebtedness" out of the proceeds of equity offerings, asset sales, or change of control events, the holders of any of the Company's Series B 13% Senior Discount Notes due 2005 (the "1995 Notes") shall, prior to or on June 15, 1998, if any such redemption or repurchase is sought as a result of an equity issuance and otherwise so long as the 1995 Notes remain outstanding, have the right, but not the obligation, to participate in such redemption or repurchase on a pro rata basis with the class of Notes being so redeemed or repurchased and to receive the same redemption or repurchase premium as the holders of the class of Notes being so redeemed or repurchase in the event that the redemption or repurchase premium for the class of Notes being so redeemed or repurchased is higher than the corresponding redemption or repurchase premium for the 1995 Notes.

    10. AMENDMENT TO SECTION 4.10(A)(2). Section 4.10(a)(2) of the Indenture is hereby amended by inserting, between the two parantheses denoting the end of the parenthetical text ending on the last line thereof, the following additional parenthetical text: "and (C) any Net Equity Proceeds used by the Company to provide a basis for the Incurrence of Indebtedness under clause (xiv) of the definition of "Permitted Indebtedness".

    11. AMENDMENT TO SECTION 4.16(A). Section 4.16(a) of the Indenture is hereby amended by deleting from the sixth to seventh lines of the second paragraph thereof the words "of the Notes."

    12. RESTATEMENT OF SECTIONS 6.01(I) AND (III). Sections 6.01(i) and (iii) of the Indenture are hereby restated in their entirety to read as follows:

        (i) the failure to pay interest on any Note for a period of 30 days or more after such interest becomes due and payable; or the failure to pay any additional interest payable under any applicable Registration Rights Agreement for a period of 30 days or more after such additional interest becomes due and payable;

       (iii) a default in the observance or performance of any other covenant or agreement contained in this Indenture, which default continues for a period of 45 days after the Company receives written notice specifying the default (and requiring that such default be remedied) from the Trustee, with respect to all Notes or Notes of any one or more classes, or from Holders of not less than 25% in aggregate Accreted Value or principal amount of outstanding Notes of the same class, with respect to the Notes of the same class;

    13. AMENDMENTS TO SECTION 6.02(A). Section 6.02(a) of the Indenture is hereby amended by (a) inserting, immediately after the words "and is continuing" in the third line thereof, the words "with respect to any class of Notes" and
(b) inserting, immediately before the words "will become immediately" in the fifteenth line thereof, the words "on the Notes of the same class."

    14. AMENDMENT TO SECTION 6.03. The first paragraph of Section 6.03 of the Indenture is hereby restated in its entirety to read as follows:

    If an Event of Default with respect to any class of Notes has occurred and is continuing, the Trustee may pursue any remedy by proceeding at law or in equity to collect the Accreted Value of, principal of or interest on the Notes of such class, or to enforce any provision of such Notes or this Indenture.

    15. AMENDMENT TO SECTION 6.08. Section 6.08 of the Indenture is hereby amended by (a) inserting, immediately after the phrase "occurs and is continuing" in the third line thereof, the phrase "with respect to any class of Notes" and (b) by substituting the word "such" for the word "the" immediately before the word "Notes" on the fifth line thereof.

    16. AMENDMENTS TO SECTION 8.01. Section 8.01 of the Indenture is hereby amended by (a) substituting the phrase "The Notes of any class" for the phrase "This Indenture" at the beginning of the first paragraph thereof and (b) substituting the phrase "the Notes of such class" for the phrase "this Indenture" on the last line of such first paragraph.

    17. AMENDMENT TO SECTION 9.01(II). Section 9.01(ii) of the Indenture is hereby amended by deleting the word "the" appearing immediately before the phrase "Registration Rights Agreement" and substituting in place thereof the word "any".

    18. AMENDMENT TO SECTION 9.02. Section 9.02 of the Indenture is hereby amended by restating the first two sentences thereof to read as follows:

        Subject to Section 6.07, the Company, when authorized by a Board Resolution, and the Trustee, together, may (a) with the written consent of the Holders of not less than a majority in aggregate Accreted Value or principal amount of the Notes of any class, amend or supplement this Indenture with respect to such class, or, (b) with the written consent of the Holders of not less than a majority in aggregate Accreted Value or principal amount of the Notes of any class, amend such Notes without notice to any other Holder. Any such amendment or supplement affecting less than all classes of outstanding Notes shall identify the classes to which it applies. Subject to Section 6.07, the Holders of not less than a majority in aggregate Accreted Value or principal amount of the Notes of any class may waive compliance by the Company with any provision of this Indenture with respect to such class, and the Holders of not less than a majority in aggregate Accreted Value or principal amount of the Notes of any class may waive compliance by the Company with such Notes without notice to any other Holder.

    19. RESTATEMENT OF EXHIBITS A AND B. EXHIBITS A and B to the Indenture are hereby restated in their entirety in the respective forms annexed hereto as EXHIBITS A and B.

    20. RESTATEMENT OF SERIES B 13% DISCOUNT NOTES DUE 2005. The Global Notes representing the Series B 13% Senior Discount Notes due 2005 are hereby restated in their entirety in the form annexed hereto as EXHIBIT C.

    21. EFFECTIVENESS. Upon the execution and delivery of this Third Supplemental Indenture by the Trustee and the Company, the proposed agreements contained herein will become effective and operative. Thereafter, all references to the Indenture shall, unless specifically referring to the Indenture as originally executed, be deemed to be references to the Indenture as modified by this Third Supplemental Indenture. The Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects hereby ratified and confirmed.

    22. RECITALS. The recitals contained herein shall be taken as the statement of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity of this Third Supplemental Indenture.

    23. SUCCESSORS AND ASSIGNS. This Third Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as amended herein, the terms, provisions and covenants of the Indenture shall remain in full force and effect and continue to govern the parties thereto.

    24. COUNTERPARTS. This Third Supplemental Indenture may be executed in two or more counterparts, each of which shall be deemed original and all of which together will constitute the same agreement, whether or not all parties execute each counterpart.

    25. GOVERNING LAW. The laws of the State of New York, without regard to principles of conflicts of law, shall govern this Third Supplemental Indenture and the Notes.

                  [Remainder of Page Intentionally Left Blank]

    IN WITNESS WHEREOF, the parties have caused this Third Supplemental Indenture to be duly executed, all as of the date first above written.

                                CELLNET DATA SYSTEMS, INC.

                                By:  /s/ PAUL G. MANCA
                                     -----------------------------------------
                                     Name: Paul G. Manca
                                     Title: VICE PRESIDENT AND CHIEF FINANCIAL
                                            OFFICER

                                THE BANK OF NEW YORK, as Trustee

                                By:  /s/ VIVIAN GEORGES
                                     -----------------------------------------
                                     Name: Vivian Georges
                                     Title: ASSISTANT VICE PRESIDENT

                                                           EXHIBIT A
                                                           TO THIRD SUPPLEMENTAL
                                                           INDENTURE

    [FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF
THIS SECURITY, (1) THE ISSUE PRICE IS $         ; (2) THE AMOUNT OF ORIGINAL
ISSUE DISCOUNT IS $         ; (3) THE ISSUE DATE IS               ; AND (4) THE
YIELD MATURITY (COMPOUNDED SEMI-ANNUALLY) IS     %.]

       [OTHER LEGENDS]

                                                                 CUSIP No.:

                           CELLNET DATA SYSTEMS, INC.

No.                                                                    $

    CELLNET DATA SYSTEMS, INC., a Delaware corporation (the "Company", which term includes any successor entity), for value received promises to pay to or registered assigns, the principal sum of Dollars, on the Maturity Date.

    Issue Date:                .

    Maturity Date:              .

    [Accretion Rate through Full Accretion Date:           per annum]. [Interest
Rate after Full Accretion Date:     % per annum.] [Index, Formula or Other
Method of Determining Interest Rate:           ].

    Full Accretion Date:              .

    Interest Payment Dates:               and            , commencing
              ,       .

    Record Dates:               and               .

    This Note is one of a class of [title of Notes].

    Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect if set forth at this place.

    IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                CELLNET DATA SYSTEMS, INC.

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                By:
                                     -----------------------------------------
                                     Name:
Dated:                               Title:

CERTIFICATE OF AUTHENTICATION

    This is one of the Notes referred to in the within-mentioned Indenture.

                                THE BANK OF NEW YORK,
                                as Trustee

                                By:
                                     -----------------------------------------
Date of Authentication:                         Authorized Signatory

                             (REVERSE OF SECURITY)
                                [TITLE OF NOTE]

    1. INTEREST. CELLNET DATA SYSTEMS, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. [Cash interest on the Notes will neither accrue nor
be due and payable prior to               .] Interest on the Notes will accrue
from the most recent date on which interest has been paid or, if no interest has
been paid, from               . The Company will pay interest semi-annually in
arrears on each Interest Payment Date, commencing               . Interest will
be computed on the basis of a 360-day year of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed.

    The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Notes plus [2% per annum], in the case of overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

    2. METHOD OF PAYMENT. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are canceled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

    3.  PAYING AGENT, AND REGISTRAR; DEPOSITARY.  Initially, [The Bank of New
York (the "Trustee")] [      ] will act as Paying Agent and Registrar. The
Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. [The Depositary] [ ] will act as depositar[y][ies] for the Notes (as defined below).

    4. INDENTURE. The Company issued the Notes under an Indenture, dated as of June 15, 1995 ([as heretofore amended,] the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Note is one of a duly authorized issue of Initial Notes of the Company, designated as the [title of Notes] (the
"      Notes"). [The Maximum Issuance Amount of the        Notes is
$          .] [There is no Maximum Issuance Amount for the         Notes]. The
        Notes include the Initial Notes and the Exchange Notes, as defined below, issued in exchange for the Initial Notes pursuant to the Indenture. The Initial Notes and the Exchange Notes are treated as a single class of securities
under the Indenture. The terms of the         Notes include those stated in the
Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section Section 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the
contrary herein, the           Notes are subject to all such terms, and Holders
of the           Notes are referred to the Indenture and said Act for a
statement of them. The Notes are general unsecured obligations of the Company.

    5.  INDENTURE.  Each Holder, by accepting a           Note, agrees to be
bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time in accordance with its terms.

    6.  REDEMPTION.

        (a) OPTIONAL REDEMPTION. The Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and
    after               at the following redemption prices (expressed as
    percentages of the aggregate principal amount) if redeemed during the [twelve-month
    period][other] commencing on               of the year set forth below,
    plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

YEAR                                                                                PERCENTAGE
----------------------------------------------------------------------------------  -----------
[    ]............................................................................      [    ]%
[    ]............................................................................      [    ]
[    ]............................................................................      [    ]
[    ] and thereafter.............................................................      [    ]

        (b) OPTIONAL REDEMPTION UPON PUBLIC EQUITY OFFERING. In the event that the Company consummates a Public Equity Offering after which there is a Public Market, the Company may, at its option, redeem prior to
                  , from the proceeds of such Public Equity Offering received by
    the Company, up to     % of the aggregate principal amount of the Notes
    originally issued at a redemption price equal to     % of the [Accreted
    Value] [principal amount] thereof plus accrued interest thereon, if any, to the date of redemption[; provided, however, that (1) such redemption may only be effected to the extent that immediately after such redemption not
    less than     % in aggregate principal amount of the Notes originally issued remain outstanding (it being expressly agreed that, for purposes of determining whether this condition is satisfied, Notes owned (beneficially or otherwise) by the Company or any of its Affiliates shall not be deemed to be outstanding) and (2) such redemption is effected not more than once and not more than 60 days after the consummation of such Public Equity Offering.]

    The Notes are not entitled to the benefit of any sinking fund.

    7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

    Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, the Notes called for redemption will cease to bear interest or accumulate Accreted Value, as the case may be, from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued interest, if any.

    8. OFFERS TO PURCHASE. Sections 4.15 and 4.16 of the Indenture provide that, after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

    [9. REGISTRATION RIGHTS. Pursuant to the Registration Rights Agreement among the Company and the Holders of the Initial Notes, the Company will be
obligated, within    after the Issue Date of this Note, to consummate an
exchange offer pursuant to which the Holder of this Note shall have the right to
exchange this Note for the Company's               Notes               (the
"Exchange Notes"), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.]

    10. DENOMINATIONS; TRANSFER; EXCHANGE. The Notes are in registered form, without coupons, and (except Notes issued as payment of interest) in denominations of [$1,000 and integral multiples of $1,000] [other denominations not less than $1,000]. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

    11. PERSONS DEEMED OWNERS. The registered Holder of a Note shall be treated as the owner of it for all purposes.

    12. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

    13. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations
sufficient to pay the principal of and interest on the           Notes to
redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the
Indenture and the       Notes with respect to the       Notes (including certain
covenants, but excluding its obligation to pay the principal of and interest on
the       Notes).

    14. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions set forth in the Indenture, the Indenture may be amended or supplemented with respect to any class of Notes with the written consent of the Holders of not less than a majority in aggregate Accreted Value or, as the case may be, principal amount,
of all outstanding Notes of the same class and the               Notes may be
amended or supplemented with the written consent of the Holders of not less than
a majority in [Accreted Value] [principal amount] of the               Notes
then outstanding. Subject to certain exceptions set forth in the Indenture, any Default or Event of Default or noncompliance with any provision of the Indenture may be waived with respect to any class of Notes with the written consent of the Holders of not less than a majority in aggregate Accreted Value or, as the case may be, principal amount, of the Notes of such class then outstanding and any
Default or Event of Default with respect to the               Notes, may be
waived with the written consent of not less than a majority in aggregate
[Accreted Value][principal amount] of the               Notes then outstanding.
Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or comply with Article Five of the Indenture or make any other change that does not adversely affect the rights of any Holder of a Note.

    15. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company and the Restricted Subsidiaries to, among other things, Incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, make certain Investments, create or incur liens, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Restricted Subsidiaries, issue Preferred Stock of its Restricted Subsidiaries, and on the ability of the Company and its Subsidiaries to merge or consolidate with any other Person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the Company's and its Subsidiaries' assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. Pursuant to
Section 4.06 of the Indenture, the Company must annually report to the Trustee on compliance with such limitations.

    16. SUCCESSORS. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor, subject to certain exceptions, will be released from those obligations.

    17. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate [Accreted Value] [principal amount] of the
              Notes then outstanding may declare all the               Notes to
be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate [Accreted
Value] [principal amount] of the               Notes then outstanding to direct
the Trustee in its exercise of any trust or power with respect to the Notes and the Holders of a majority in aggregate Accreted Value or, as the case may be, principal amount, to direct the Trustee in its exercise of any trust or power with respect to the Indenture. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest when due, for any reason or a Default in compliance with Article Five of the Indenture) if it determines that withholding notice is in their interest.

    18. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

    19. NO RECOURSE AGAINST OTHERS. No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

    20. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

    21. GOVERNING LAW. This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws.

    22. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

    23. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

    [24.  [CONVERSION] [EXCHANGES].  This Note is convertible or exchangeable on
the following terms:        ].

    [25. TRANSFER. In addition to transfer on the terms and subject to the conditions of Sections 2.16 and 2.17 of the Indenture, this Note may be
transferred as follows:               ].

    [25.  ADDITIONAL TERMS:                ].

    The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note in larger type. Requests may be made to: CellNet Data Systems, Inc., 125 Shoreway Road, San Carlos, California 94070, Attn: General Counsel.

                                ASSIGNMENT FORM

    If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ________________________________________________________

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated: ___________________________  Signed: ____________________________________

                                            (Sign exactly as your name appears
                                            on the other side of this Note)

Signature Guarantee: _______________________________

    In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) June 15, 1998, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

[CHECK ONE]

(1)           --      to the Company or a subsidiary thereof; or

(2)           --      pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

(3)           --      to an institutional "accredited investor" (as defined, in Rule 501(a)(1), (2), (3)
                      or (7) under the Securities Act of 1933, as amended) that has furnished to the
                      Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)           --      outside the United States to a "foreign person" in compliance with Rule 904 of
                      Regulation S under the Securities Act of 1933, as amended; or

(5)           --      pursuant to the exemption from registration provided by Rule 144 under the
                      Securities Act of 1933, as amended; or

(6)           --      pursuant to an effective registration statement under the Securities Act of 1933, as amended; or

(7)           --      pursuant to another available exemption from the reg-istration requirements of the
                      Securities Act of 1933, as amended.

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

               / /  The transferee is an Affiliate of the
                    Company.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box (3), (4), (5) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

    If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.17 of the Indenture shall have been satisfied.

Dated: ___________________________  Signed: ____________________________________

                                            (Sign exactly as your name appears
                                            on the other side of this Note)

Signature Guarantee: _______________________________

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

    The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ___________________________  ____________________________________________

                                  NOTICE: To be executed by an executive officer

                      [OPTION OF HOLDER TO ELECT PURCHASE]

    If you want to elect to have this Note purchased by the Company pursuant to
Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:

Section 4.15                     [  ]
Section 4.16                     [  ]

    If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

$ _____________________

Dated: ___________________________  ____________________________________________

                                    NOTICE: The signature on this assignment
                                            must correspond with the name as it
                                            appears upon the face of the within
                                            Note in every particular without
                                            alteration or enlargement or any
                                            change whatsoever and be guaranteed.

Signature Guarantee: ___________________________________________________________

                                                           EXHIBIT B
                                                           TO THIRD SUPPLEMENTAL
                                                           INDENTURE

    [FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, (1) THE ISSUE PRICE IS $ ; (2) THE AMOUNT OF ORIGINAL ISSUE
DISCOUNT IS $      ; (3) THE ISSUE DATE IS               ; AND (4) THE YIELD TO
MATURITY (COMPOUNDED SEMI-ANNUALLY) IS    %.]

       [OTHER LEGENDS]

                                                                      CUSIP No.:

                           CELLNET DATA SYSTEMS, INC.

No.                                                                    $

    CELLNET DATA SYSTEMS, INC., a Delaware corporation (the "Company", which term includes any successor entity), for value received promises to pay to
                     or registered assigns, the principal sum of       Dollars,
on the Maturity Date.

    Issue Date: __________.

    Maturity Date: __________.

    [Accretion Rate through Full Accretion Date:    % per annum]. [Interest Rate
after Full Accretion Date:    % per annum]. [Index, Formula or other Method of
Determining Interest Rate:    ].

    Full Accretion Date: __________.

    Interest Payment Dates: __________ and  __________, commencing __________,
 _______.

    Record Dates: __________ and __________.

    This Note is one of a class of [title of Notes].

    Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

    IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                CELLNET DATA SYSTEMS, INC.

                                By:  -----------------------------------------
                                     Name:
                                     Title:

                                By:  -----------------------------------------
                                     Name:
Dated:                               Title:

Certificate of Authentication

    This is one of the Notes referred to in the within-mentioned Indenture.

                                THE BANK OF NEW YORK,
                                as Trustee

                                By:  -----------------------------------------
Date of Authentication:              Authorized Signatory

                             (REVERSE OF SECURITY)
                                [TITLE OF NOTE]

    1. INTEREST. CELLNET DATA SYSTEMS, INC., a California corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. [Cash interest on the Notes will neither accrue nor
be due and payable prior to             .] Interest on the Notes will accrue
from the most recent date on which interest has been paid or, if no interest has
been paid, from             . The Company will pay interest semi-annually in
arrears on each Interest Payment Date, commencing             . Interest will be
computed on the basis of a 360-day year of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed.

    The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Notes plus [2% per annum], in the case of overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

    2. METHOD OF PAYMENT. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are canceled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

    3.  PAYING AGENT, AND REGISTRAR; DEPOSITARY.  Initially, [The Bank of New
York (the "Trustee")] [            ] will act as Paying Agent and Registrar. The
Company may change any Paying Agent, Registrar or co-Registrar without notice to
the Holders. [The Depositary] [      ] will act as depositar[y][ies] for the
            Notes (as defined below).

    4. INDENTURE. The Company issued the Notes under an Indenture, dated as of June 15, 1995 ([as heretofore amended,] the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Note is one of a duly authorized issue of Exchange Notes of the Company, designated as [title of class] (the
"[            Notes]"). [The Maximum Issuance Amount of the             Notes is
$            ]. [There is no Maximum Issuance Amount for the             Notes].
The             Notes include the 13% Senior Discount Notes due 2005 (the
"Initial Notes") and the Exchange Notes, issued in exchange for the Initial Notes pursuant to the Indenture. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. The terms of the
            Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section Section 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the
Notes are subject to all such terms, and Holders of             Notes are
referred to the Indenture and said Act for a statement of them. The Notes are general unsecured obligations of the Company.

    5.  INDENTURE.  Each Holder, by accepting a             Note, agrees to be
bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time in accordance with its terms.

    6. REDEMPTION. (A) OPTIONAL REDEMPTION. The Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and
after             at the following redemption prices (expressed as percentages of the aggregate principal amount) if redeemed during the

[twelve-month] [other] period commencing on             of the year set forth
below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

YEAR                                                                       PERCENTAGE
------------------------------------------------------------------------  -------------
[  ]....................................................................         [  ]%
[  ]....................................................................         [  ]
[  ]....................................................................         [  ]
[  ] and thereafter.....................................................         [  ]

    (b) OPTIONAL REDEMPTION UPON PUBLIC EQUITY OFFERING. In the event that the Company consummates a Public Equity Offering after which there is a Public
Market, the Company may, at its option, redeem prior to             , from the
proceeds of such Public Equity Offering received by the Company, up to    % of
the aggregate principal amount of the Notes originally issued at a redemption
price equal to    % of the [Accreted Value] [principal amount] thereof plus
accrued interest thereon, if any, to the date of redemption[; PROVIDED, HOWEVER, that (1) such redemption may only be effected to the extent that immediately
after such redemption not less than    % in aggregate principal amount of the
Notes originally issued remain outstanding (it being expressly agreed that, for purposes of determining whether this condition is satisfied, Notes owned (beneficially or otherwise) by the Company or any of its Affiliates shall not be deemed to be outstanding) and (2) such redemption is effected not more than once and not more than 60 days after the consummation of such Public Equity Offering.]

    The Notes are not entitled to the benefit of any sinking fund.

    7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed as such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

    Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, the Notes called for redemption will cease to bear interest or accumulate Accreted Value, as the case may be, from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued interest, if any.

    8. OFFERS TO PURCHASE. Sections 4.15 and 4.16 of the Indenture provide that, after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

    9. DENOMINATIONS; TRANSFER; EXCHANGE. The Notes are in registered form, without coupons, and (except Notes issued as payment of interest) in denominations of [$1,000 and integral multiples of $1,000] [other denominations not less than $1,000]. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

    10. PERSONS DEEMED OWNERS. The registered Holder of a Note shall be treated as the owner of it for all purposes.

    11. UNCLAIMED MONEY. If money for te payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such paying Agent with respect to such money shall cease.

    12. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations
sufficient to pay the principal of and interest on the             Notes to
redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the
Indenture and the             Notes with respect to the             Notes
(including certain covenants, but excluding its obligation to pay the principal
of and interest on the             Notes).

    13. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions set forth in the Indenture, the Indenture may be amended or supplemented with respect to any class of Notes with the written consent of the Holders of not less than a majority in aggregate Accreted Value or, as the case may be, principal amount,
of all outstanding Notes of the same class and the             Notes may be
amended or supplemented with the written consent of the Holders of not less than
a majority in [Accreted Value][principal amount] of the             Notes then
outstanding. Subject to certain exceptions set forth in the Indenture, any Default or Event of Default or noncompliance with any provision of the Indenture may be waived with respect to any class of Notes with the written consent of the Holders of not less than a majority in aggregate Accreted Value or, as the case may be, principal amount, of the Notes of such class then outstanding and any
Default or Event of Default with respect to the             Notes may be waived
with the written consent of not less than a majority in aggregate [Accreted
Value][principal amount] of the             Notes then outstanding. Without
notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or comply with Article Five of the Indenture or make any other change that does not adversely affect the rights of any Holder of a Note.

    14. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company and the Restricted Subsidiaries to, among other things, Incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, make certain Investments, create or incur liens, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Restricted Subsidiaries, issue Preferred Stock of its Restricted Subsidiaries, and on the ability of the Company and its Subsidiaries to merge or consolidate with any other Person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the Company's and its Subsidiaries' assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. Pursuant to
Section 4.06 of the Indenture, the Company must annually report to the Trustee on compliance with such limitations.

    15. SUCCESSORS. When a successor assumes, in accordance with the Indenture all the obligations of its predecessor under the Notes and the Indenture, the predecessor, subject to certain exceptions, will be released from those obligations.

    16. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less
than 25% in aggregate principal amount of the         Notes then outstanding may
declare all the         Notes to be due and payable in the manner, at the time
and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate
[Accreted Value] [principal amount] of the         Notes then outstanding to
direct the Trustee in its exercise of any trust or power with respect to the
        Notes and the Holders of a majority in aggregate Accreted Value or, as the case may be, principal amount, to direct the Trustee in its exercise of any trust or power with respect to the Indenture. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest when due, for any reason or a Default in compliance with Article Five of the Indenture) if it determines that withholding notice is in their interest.

    17. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

    18. NO RECOURSE AGAINST OTHERS. No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

    19. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

    20. GOVERNING LAW. This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws.

    21. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

    22. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

    [23.  CONVERSION OR EXCHANGE.  This Note is convertible or exchangeable on
the following terms:         ].

    [24. TRANSFER. In addition to transfer on the terms and subject to the conditions of Sections 2.16 and 2.17 of the Indenture, this Note may be
transferred as follows:         ].

    [25.  ADDITIONAL TERMS:          ].

    The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note in larger type. Requests may be made to: CellNet Data Systems, Inc., 125 Shoreway Road, San Carlos, California 94070, Attn: General Counsel.

                                ASSIGNMENT FORM

    If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 (Print or type name, address and zip code and social security or tax ID number of assignee)
and irrevocably appoint ________________________________________________________
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                               Signed:
                                     (Sign exactly as your name appears on the other side
                                             of this Note)

Signature Guarantee: ____________________________________

                      [OPTION OF HOLDER TO ELECT PURCHASE]

    If you want to elect to have this Note purchased by the Company pursuant to
Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:

Section
4.15              [  ]
Section
4.16              [  ]

    If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

$ _____________________

Dated:
                                     NOTICE: The signature on this assignment must
                                             correspond with the name as it appears upon the face
                                             of the within Note in every particular without
                                             alteration or enlargement or any change
                                             whatsoever and be guaranteed.

Signature Guarantee: ___________________________________________________________

                                                                       EXHIBIT C
                                                 TO THIRD SUPPLEMENTAL INDENTURE

    FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, (1) THE ISSUE PRICE IS $450.398; (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $1,199,602; (3) THE ISSUE DATE IS JUNE 15, 1995; AND (4) THE YIELD TO MATURITY (COMPOUNDED SEMI-ANNUALLY) IS 15.04049098%.

                                                                CUSIP No.:

                           CELLNET DATA SYSTEMS, INC.

No.                                                                      $

    CELLNET DATA SYSTEMS, INC., a Delaware corporation (the "Company", which term includes any successor entity), for value received promises to pay to
      or registered assigns, the principal sum of     Dollars, on the Maturity
Date.

    Issue Date: June 15, 1995.

    Maturity Date: June 15, 2005.

    Accretion Rate through Full Accretion Date: 13% per annum.

    Interest Rate after Full Accretion Date: 13% per annum.

    Full Accretion Date: June 15, 2000.

    Interest Payment Dates: December 15 and June 15, commencing December 15,
2000.

    Record Dates: June 1 and December 1.

    This Note is one of a class of Series B 13% Senior Discount Notes due 2005.

    Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

    IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                CELLNET DATA SYSTEMS, INC.

                                By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                By:
                                     --------------------------------------
                                     Name:
                                     Title:

Certificate of Authentication

    This is one of the Notes referred to in the within-mentioned Indenture.

                                THE BANK OF NEW YORK,
                                as Trustee

                                By:
                                     ----------------------------------------
Date of Authentication:                         Authorized Signatory

                             (REVERSE OF SECURITY)

                   SERIES B 13% SENIOR DISCOUNT NOTE DUE 2005

    1. INTEREST. CELLNET DATA SYSTEMS, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Cash interest on the Notes will neither accrue nor be due and payable prior to June 15, 2000. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from June 15, 2000. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing December 15, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed.

    The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Notes plus 2% per annum, in the case of overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

    2. METHOD OF PAYMENT. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are canceled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

    3. PAYING AGENT, AND REGISTRAR; DEPOSITARY. Initially, The Bank of New York (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Depositary will act as depositary for the Series B 13% Senior Discount Notes due 2005 (the "1995 Notes").

    4. INDENTURE. The Company issued the Notes under an Indenture, dated as of June 15, 1995 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Note is one of a duly authorized issue of Exchange Notes of the Company. The Maximum Issuance Amount of Notes of this class is $325,000,000 in aggregate principal amount of maturity. The Notes of this class include the 13% Senior Discount Notes due 2005 (the "Initial Notes") and the Series B 13% Senior Discount Notes due 2005 (the "Exchange Notes"), issued in exchange for the Initial Notes pursuant to the Indenture. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. The terms of the 1995 Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section Section 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the 1995 Notes are subject to all such terms, and Holders of 1995 Notes are referred to the Indenture and said Act for a statement of them. The Notes are general unsecured obligations of the Company.

    5. INDENTURE. Each Holder, by accepting a 1995 Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time in accordance with its terms.

    6.  REDEMPTION.

    (a) OPTIONAL REDEMPTION. The Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after June 15, 2000 at the following redemption prices (expressed as percentages of the aggregate principal amount) if redeemed during the twelve-month period commencing on June 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

YEAR                                                                                PERCENTAGE
----------------------------------------------------------------------------------  -----------
2000..............................................................................     106.500%
2001..............................................................................     104.330
2002..............................................................................     102.170
2003 and thereafter...............................................................     100.000

    (b) OPTIONAL REDEMPTION UPON PUBLIC EQUITY OFFERING. In the event that the Company consummates a Public Equity Offering after which there is a Public Market, the Company may, at its option, redeem prior to June 15, 1998, from the proceeds of such Public Equity Offering received by the Company, up to 25% of the aggregate principal amount of the Notes originally issued at a redemption price equal to 113% of the Accreted Value plus accrued interest, if any, to the date of redemption; PROVIDED, HOWEVER, that (1) such redemption may only be effected to the extent that immediately after such redemption not less than 75% in aggregate principal amount of the Notes originally issued remain outstanding (it being expressly agreed that, for purposes of determining whether this condition is satisfied, Notes owned (beneficially or otherwise) by the Company or any of its Affiliates shall not be deemed to be outstanding) and (2) such redemption is effected not more than once and not more than 60 days after the consummation of such Public Equity Offering.

    The Notes are not entitled to the benefit of any sinking fund.

    7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

    Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, the Notes called for redemption will cease to bear interest or accumulate Accreted Value, as the case may be, from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued interest, if any.

    8. OFFERS TO PURCHASE. Sections 4.15 and 4.16 of the Indenture provide that, after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

    9. DENOMINATIONS; TRANSFER; EXCHANGE. The Notes are in registered form, without coupons, and (except Notes issued as payment of interest) in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

    10. PERSONS DEEMED OWNERS. The registered Holder of a Note shall be treated as the owner of it for all purposes.

    11. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

    12. DISCHARGE PRIOR TO REDEMPTION OR MATURITY. If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the 1995 Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the 1995 Notes with respect to the 1995 Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the 1995 Notes).

    13. AMENDMENT; SUPPLEMENT; WAIVER. Subject to certain exceptions set forth in the Indenture, the Indenture may be amended or supplemented with respect to any class of Notes with the written consent of the Holders of not less than a majority in aggregate Accreted Value or, as the case may be, principal amount, of all outstanding Notes of the same class and the 1995 Notes may be amended or supplemented with the written consent of the Holders of not less than a majority in Accreted Value of the 1995 Notes then outstanding. Subject to certain exceptions set forth in the Indenture, any Default or Event of Default or noncompliance with any provision of the Indenture may be waived with respect to any class of Notes with the written consent of the Holders of not less than a majority in aggregate Accreted Value or, as the case may be, principal amount, of the outstanding Notes of such class and any Default or Event of Default with respect to the 1995 Notes may be waived with respect to the 1995 Notes with the written consent of not less than a majority in aggregate Accreted Value of the 1995 Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or comply with Article Five of the Indenture or make any other change that does not adversely affect the rights of any Holder of a Note.

    14. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company and the Restricted Subsidiaries to, among other things, Incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, make certain Investments, create or incur liens, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Restricted Subsidiaries, issue Preferred Stock of its Restricted Subsidiaries, and on the ability of the Company and its Subsidiaries to merge or consolidate with any other Person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the Company's and its Subsidiaries' assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. Pursuant to
Section 4.06 of the Indenture, the Company must annually report to the Trustee on compliance with such limitations.

    15. SUCCESSORS. When a successor assumes, in accordance with the Indenture all the obligations of its predecessor under the Notes and the Indenture, the predecessor, subject to certain exceptions, will be released from those obligations.

    16. DEFAULTS AND REMEDIES. If an Event of Default with respect to the 1995 Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the 1995 Notes then outstanding may declare all the 1995 Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate Accreted Value of the 1995 Notes then outstanding to direct the Trustee in its exercise of any trust or power with respect to the 1995 Notes and the Holders of a majority in aggregate Accreted Value or, as the case may be, principal amount, to direct the Trustee in its exercise of any trust or power with respect to the Indenture. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest when due, for any reason or a Default in compliance with Article Five of the Indenture) if it determines that withholding notice is in their interest.

    17. TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

    18. NO RECOURSE AGAINST OTHERS. No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

    19. AUTHENTICATION. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

    20. GOVERNING LAW. This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws.

    21. ABBREVIATIONS AND DEFINED TERMS. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

    22. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

    The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note in larger type. Requests may be made to: CellNet Data Systems, Inc., 125 Shoreway Road, San Carlos, California 94070, Attn: General Counsel.

                                ASSIGNMENT FORM

    If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 (Print or type name, address and zip code and social security or tax ID number of assignee)
and irrevocably appoint ________________________________________________________
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                               Signed:
                                     (Sign exactly as your name appears onthe other side of this Note)

Signature Guarantee: ____________________________________

                      [OPTION OF HOLDER TO ELECT PURCHASE]

    If you want to elect to have this Note purchased by the Company pursuant to
Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:

Section 4.15                [  ]
Section 4.16                [  ]

    If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased:
$ _____________________

Dated:
                                     NOTICE: The signature on this assignment must
                                             correspond with the name as it appears upon the face
                                             of the within Note in every particular without
                                             alteration or enlargement or any change
                                             whatsoever and be guaranteed.

Signature Guarantee: ___________________________________________________________